Exhibit 10.34

Action No. 0601 14480

IN THE COURT OF QUEEN’S BENCH OF ALBERTA
JUDICAL DISTRICT OF CALGARY

BETWEEN:

STAR CAPITAL INC.

Applicant
(Respondent)

and

DEEP WELL OIL & GAS INC., DEEP WELL OIL & GAS
(ALBERTA) LTD., HORST A. SCHMID, DAVID ROFF,
CURTIS J. SPARROW, CYRUS SPAULDING, GARY TIGHE,
STEVE GAWNE, MOSES LING AND NORTHERN ALBERTA
OIL LTD.

Respondents
(Applicants)

BEFORE THE HONOURABLE MADAM JUSTICE S. L. MARTIN IN CHAMBERS at the Calgary Courts Centre, Calgary, Alberta, on Friday, the 7th day of September, 2007.

ORDER

UPON THE APPLICATION of the Respondents, Deep Well Oil & Gas Inc., Deep Well Oil & Gas (Alberta) Ltd., Horst A. Schmid, David Roff, Curtis J. Sparrow, Cyrus Spaulding, Moses Ling and Northern Alberta Oil Ltd., (hereafter “These Respondents”) by Notice of Motion returnable September 6, 2007; AND UPON hearing read the Affidavit of Curtis J. Sparrow, filed; AND UPON hearing counsel for These Respondents and for the Applicant;

IT IS HEREBY ORDERED AND DECLARED THAT:

1.	The claims of Star Capital Inc. as set out in its Amended Originating Notice in this action are dismissed in their entirety as against These Respondents.

2.	Star Capital Inc. and These Respondents shall bear their own costs of this action.

/s/ S. L. Martin
J.C.Q.B.A.

ENTERED this 7 day of September, 2007

The Clerk of the Court

Action No. 0601 14480

IN THE COURT OF QUEEN’S
BENCH OF ALBERTA
JUDICAL DISTRICT OF CALGARY

BETWEEN

STAR CAPITAL INC.

Applicant
(Respondent)

and

DEEP WELL OIL & GAS INC., DEEP WELL OIL & GAS (ALBERTA) LTD., HORST A. SCHMID, DAVID ROFF, CURTIS J. SPARROW, CYRUS SPAULDING, GARY TIGHE, STEVE GAWNE, MOSES LING AND NORTHERN ALBERTA OIL LTD.

Respondent
(Applicants)

 ORDER

PARLEE McLaws LLP
Barristers & Solicitors
Patent & Trademark Agents
1500, 10180-101 Street
Edmonton, Alberta T5J 4K1
Attention: JEREMY H. HOCKIN
Telephone: (780) 423-8500
Facsimile: (780) 423-2870

File Number: 63423-6/JHH